UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 1, 2023

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2811 Ponce de Leon Blvd., PH1

Coral Gables, Florida 33134

(Address and zip code of principal executive offices)

(305) 894-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ACIW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2023, the stockholders of ACI Worldwide, Inc. (the “Company”), upon recommendation of the Company’s Board of Directors (the “Board”), approved the amendment and restatement of the ACI Worldwide, Inc. 2020 Equity and Incentive Compensation Plan (as amended and restated, the “Plan”) to, among other items, increase the number of shares of common stock available for issuance under the Plan by 4,960,000 shares and extend the term of the Plan to June 1, 2033, the tenth anniversary of the stockholder approval date. The Company’s executive officers are eligible to participate in the Plan.

The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is incorporated by reference as Exhibit 10.1 of this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2023. At the Annual Meeting, the stockholders voted on the following five proposals which are further described in the 2023 Proxy Statement.

Proposal 1: The stockholders elected each of the following seven nominees to the Board of Directors to hold office until the 2024 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Janet O. Estep	92,840,801	5,645,318	92,111	3,851,924
James C. Hale III	89,842,033	8,657,015	79,182	3,851,924
Mary P. Harman	90,338,035	8,150,908	89,287	3,851,924
Charles E. Peters, Jr.	92,628,575	5,872,754	76,901	3,851,924
Adalio T. Sanchez	87,578,921	10,924,465	74,844	3,851,924
Thomas W. Warsop III	97,007,894	1,499,799	70,537	3,851,924
Samir M. Zabaneh	95,198,185	3,288,182	91,863	3,851,924

Proposal 2: The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,080,658	1,271,139	78,357	0

Proposal 3: The stockholders approved, on an advisory basis, the named executive compensation as described in the 2023 Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,166,340	5,158,534	253,356	3,851,924

Proposal 4: The stockholders approved, on an advisory basis, that an advisory vote on the compensation of the Company’s named executive officers be held every year.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
93,627,860	23,093	4,458,655	468,622	3,851,924

Proposal 5: The stockholders approved the amendment and restatement of the ACI Worldwide, Inc. 2020 Equity and Incentive Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,705,622	3,789,963	82,645	3,851,924

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

10.1	ACI Worldwide, Inc. 2020 Equity and Incentive Compensation Plan (amended and restated effective June 1, 2023) (incorporated by reference to Appendix B to the Registrant’s Proxy Statement dated April 18, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ACI WORLDWIDE, INC. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2023

ACI WORLDWIDE, INC.

By:	/s/ Dennis B. Byrnes
Name:	Dennis B. Byrnes
Title:	Executive Vice President and General Counsel

4